CAROLINA NATIONAL CORPORATION

                                  EXHIBIT 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Carolina National Corporation on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Roger B. Whaley, President and Chief Executive Officer of the Carolina National Corporation, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:


1.   The  above-listed  Form 10-QSB  fully  complies  with the  requirements  of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the above-listed Form 10-QSB fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date:   August 13, 2004                /s/Roger B. Whaley
                                          --------------------------------------
                                          Roger B. Whaley
                                          President and Chief Executive Officer